Summary Prospectus April 30, 2026
Driehaus Small/Mid Cap Growth Fund Ticker: DSMDX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2026, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online (https://www.driehaus.com/fund-resources). You can also get this information at no cost by calling 1-800-560-6111, by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

Driehaus Small/Mid Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.79%
Expense Recoupment*	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

*

The Fund’s investment adviser, has contractually agreed to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until the earlier of the termination of the investment advisory agreement by the Board of Trustees or the Fund’s shareholders, or April 30, 2027. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years from the date on which the waiver or reimbursement is made, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver/expense reimbursement as well as the current operating expense cap. Because of this agreement, the Fund may pay the investment adviser less than the contractual management fee.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for the first year in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary Prospectus April 30, 2026	Page 1 of 8	Driehaus Small/Mid Cap Growth Fund

1 Year	3 Years	5 Years	10 Years
$82	$253	$440	$979

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small-capitalized (“small-cap”) and U.S. medium-capitalized (“mid-cap”) companies (together, “Small/Mid cap” companies). For purposes of the Fund, the investment adviser defines Small/Mid cap companies as companies whose market capitalizations at the time of investment fall within the range of the Russell 2000® Growth Index and the Russell MidCap® Growth Index (as of March 31, 2026, companies with capitalizations of approximately $4 million and $96 billion). The market capitalization of the companies included in the Russell 2000® Growth Index and the Russell Midcap® Growth Index will change with market conditions. For the avoidance of doubt, while the reference indexes are “float-adjusted,” meaning they exclude closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. Small/Mid cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. (such as American Depositary Receipts (“ADRs”) or substantially similar instruments that are based on foreign securities) or in securities of companies either below the capitalization range of the Russell 2000® Growth Index or above the capitalization range of the Russell MidCap® Growth Index. The Fund may also invest in companies with limited or no operating histories. The Fund does not employ any industry or sector focus but may from time to time have greater exposure to the securities of issuers within the same industry or sector. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The investment decision is also based on the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in Small/Mid cap equity securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by war, acts of terrorism, geopolitical conflict, public health issues, recessions, economic cycles, monetary, fiscal and trade policies, company earnings, global pandemics and other risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Summary Prospectus April 30, 2026	Page 2 of 8	Driehaus Small/Mid Cap Growth Fund

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. The Fund’s overall risk level will depend on the companies, market sectors, industries and asset classes in which the Fund is invested. Because the Fund may have significant weightings in a particular company, asset class, industry or market sector, the value of the Fund’s shares may be affected by events that adversely affect that company, industry, asset class, or market sector and may fluctuate more than that of a less focused fund.

The Fund has significant exposure to the health care sector. Health care companies may be negatively impacted by scientific or technological developments, research and development costs, increased competition, rapid product obsolescence and patent expirations. The Fund is also expected to have significant exposure to the information technology sector. Technology companies may be subject to abrupt market movements, short product cycles, changing consumer preferences, aggressive pricing of products and services, a limited qualified workforce, new market entrants and intellectual property disputes. The Fund also has significant exposure to the industrials sector. Industrial companies may be adversely impacted by negative or abrupt changes in economic growth, changes in end market or sub-industry conditions, product cycles, inventories, pricing, and earnings.

Equity Securities Risk. In a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”) represent ownership of securities in foreign companies and are held in banks and trust companies. ADRs are traded on U.S. exchanges and are U.S. dollar denominated. ADRs are subject to the risks inherent in investing in issuers of foreign securities, which included market, political, currency and regulatory risks.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of recognized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

IPO Risk. The Fund may purchase securities in Initial Public Offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Performance

The information in the bar chart and table that follows provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund has varied over time. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Summary Prospectus April 30, 2026	Page 3 of 8	Driehaus Small/Mid Cap Growth Fund

Annual Returns for the years ended December 31

Highest/Lowest Quarter Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 18.02% (quarter ended 3/31/24) and the lowest return for a quarter was -19.72% (quarter ended 6/30/22).

Average Annual Total Returns

The following table shows the average annual returns of the Fund on a before-tax and after-tax basis over various periods, as indicated below, as compared with a broad measure of market performance as well as an additional index with characteristics relevant to the Fund. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns as of December 31, 2025	1 Year	5 Year	Since Inception (May 1, 2020 – December 31, 2025)
Driehaus Small/Mid Cap Growth Fund
Return Before Taxes	9.83%	6.34%	16.43%
Return After Taxes on Distributions	9.67%	5.52%	15.53%
Return After Taxes on Distributions and Sale of Fund Shares	5.84%	4.64%	13.04%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	18.19%
Russell 2500® Growth Index – Net* (reflects no deduction for fees, expenses or taxes)	10.31%	2.98%	11.82%

*	The additional index shows how the Fund’s performance compares with the returns of an index with characteristics relevant to the Fund.

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Jeffrey James, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 5/20	Michael Buck, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/20	Prakash Vijayan, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/20

Summary Prospectus April 30, 2026	Page 4 of 8	Driehaus Small/Mid Cap Growth Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains (or a combination of both), unless you are a tax-exempt entity or are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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